Exhibit 10.2

Fifth Amendment
to
Third Amended and Restated Credit Agreement
among
Legacy Reserves LP,
as Borrower,
The Guarantors,

Wells Fargo Bank, National Association,
as Administrative Agent,
and
The Lenders Signatory Hereto
Dated as of August 5, 2015
Sole Lead Arranger and Sole Book Runner
Wells Fargo Securities, LLC

Syndication Agent
Compass Bank

Co-Documentation Agents
UBS Securities LLC
and
U.S. Bank National Association

Fifth Amendment to
Third Amended and Restated Credit Agreement
This Fifth Amendment to Third Amended and Restated Credit Agreement (this “Fifth Amendment”) dated as of August 5, 2015, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of April 17, 2014, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 22, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of December 29, 2014 and that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 23, 2015, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).
C.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement. In addition, as used in this Fifth Amendment, the following terms shall have the meanings given such terms below as follows:
“Acquisitions” means, collectively, the Anadarko Acquisition and the WGR Acquisition.

“Anadarko Acquisition” means the acquisition of the Anadarko Acquisition Properties pursuant to the terms and conditions of the Anadarko Acquisition Documents.

“Anadarko Acquisition Documents” means (a) the Purchase and Sale Agreement between Anadarko E&P Onshore LLC as Seller and Legacy Reserves Operating LP as Purchaser executed on July 3, 2015 and effective as 7:00 A.M. Central Time, April 1, 2015 and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Anadarko Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by Legacy Reserves Operating LP pursuant to the Anadarko Acquisition Documents.

“WGR Acquisition” means the acquisition of the WGR Acquisition Properties pursuant to the terms and conditions of the WGR Acquisition Documents.

“WGR Acquisition Documents” means (a) the Membership Purchase and Sale Agreement between WGR Operating LP as Seller and Legacy Reserves Operating LP as Purchaser executed on July 3, 2015 and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“WGR Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by Legacy Reserves Operating LP pursuant to the WGR Acquisition Documents (which, for the avoidance of doubt, shall include all Property owned by each of Dew Gathering LLC and Pinnacle Gas Treating LLC).

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, as the same may from time to time be amended, modified, supplemented or restated.

“Guarantors” means (a) Legacy Reserves Operating LP, (b) Legacy Reserves Operating GP LLC, (c) Legacy Reserves Services, Inc. and (d) each Material Domestic Subsidiary formed or acquired during the term of this Agreement or other Domestic Subsidiary that is a party to the Guaranty Agreement and the Security Agreement as a “Guarantor” and a “Grantor” (as such terms are defined in the Guaranty Agreement and the Security Agreement, respectively) and guarantees the Indebtedness pursuant to Section 8.14(b). For the avoidance of doubt, it is understood and agreed that an E&P Subsidiary shall not be a Guarantor.
(b)    The definition of “Security Instruments” is hereby amended by inserting the phrase “the Security Agreement,” after the phrase “the Guaranty Agreement,” and before the phrase “the Pledge Agreement”.
(c)    The definition of “Federal Funds Effective Rate” is hereby amended by deleting “.” at the end of such definition and replacing same with “; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(d)    The definition of “LIBO Rate” is hereby amended by deleting “.” at the end of such definition and replacing same with “; provided that, if the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”
(e)    The definition of “Oil and Gas Properties” is hereby amended by adding the following sentence immediately prior to the last sentence of such definition:
For the avoidance of any doubt, “Oil and Gas Properties” includes the WGR Acquisition Properties.
(f)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of August 5, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” has the meaning ascribed to such term in the Fifth Amendment.

“Security Agreement” means a Security Agreement among the Borrower, the Guarantors and the Administrative Agent in form and substance acceptable to the Administrative Agent granting Liens and a security interest on the Borrower’s and each Guarantor’s personal property constituting Collateral (as defined therein) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined therein) to secure the Indebtedness, as the same may be amended, modified, supplemented or restated from time to time.

“WGR Acquisition Properties” has the meaning ascribed to such term in the Fifth Amendment.

(g)    The definition of “Flood Insurance Regulations” is hereby deleted in its entirety.

2.2     Amendment to Section 8.14(b). Section 8.14(b) is hereby amended and restated in its entirety to read as follows:

(b)    In the event that (i) any Subsidiary is a Material Domestic Subsidiary or (ii) any Domestic Subsidiary incurs or guarantees any Debt, then the Borrower shall promptly cause such Subsidiary to (A) execute and deliver the Guaranty Agreement (or a supplement or joinder thereto, as applicable), (B) execute and deliver a supplement or joinder to the Security Agreement pursuant to which such Domestic Subsidiary will grant a Lien and security interest in substantially all of its personal property as contemplated therein. In connection with any such guaranty, the Borrower shall, or shall cause such Subsidiary to, pledge all of the Equity Interests of such Subsidiary pursuant to the Pledge Agreement (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent or its designee; provided that (y) the foregoing requirements shall not apply to Legacy Reserves Finance Corporation and (z) in no event shall the Borrower or any Subsidiary be required to pledge the Equity Interests of any E&P Subsidiary pursuant to any Loan Document.
2.3    Amendment to Section 9.01(b). Section 9.01(b) is hereby amended and restated in its entirety to read as follows:

(b)    Ratio of Secured Debt to EBITDA. The Borrower will not permit, at any time, the ratio of Secured Debt as of such time to EBITDA for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 2.50 to 1.00.

2.4    Amendment to Section 9.12(d)(iii). Section 9.12(d)(iii) is hereby amended and restated in its entirety to read as follows:

(iii) if such sale or other disposition of Oil and Gas Properties or Subsidiary owning Oil and Gas Properties during any period between two successive Scheduled Redetermination Dates, when combined with other sales or dispositions made pursuant to Section 9.12(e) during such period, has a fair market value (as determined by the Administrative Agent), individually or in the aggregate, in excess of 5% of the Borrowing Base, then the Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report (or if such Property contributes value to the then effective Borrowing Base, but was not evaluated in the most recently delivered Reserve Report, then the Borrowing Base shall be reduced by the value such Property contributes to the then effective Borrowing Base as determined by the Administrative Agent, effective immediately upon such sale or disposition);

2.5    Amendment to Section 9.12(e). Section 9.12(e) is hereby amended by deleting the phrase “sales or other dispositions of Oil and Gas Properties or any interest therein or Subsidiaries owning Oil and Gas Properties, to an E&P Subsidiary (or the designation by the Borrower of any existing Subsidiary as an E&P Subsidiary)” and replacing such phrase with “sales or other dispositions of Oil and Gas Properties or any interest therein or Subsidiaries owning Oil and Gas Properties, to an E&P Subsidiary (or the designation by the Borrower of any existing Subsidiary as an E&P Subsidiary), except for the sale or other disposition of the WGR Acquisition Assets, which shall be deemed to be a disposition regulated by Section 9.12(d)”.

2.6    Amendment to Section 12.18. Section 12.18 is hereby amended and restated in its entirety to read as follows:

Section 12.18    [Reserved].

Section 3.    Assignments, Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1    Assignments and Reallocation of Commitments and Loans. Each Lender party to the Credit Agreement immediately prior to the Fifth Amendment Effective Date (as defined in Section 4 of this Fifth Amendment) (the “Existing Lenders”) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to, among other things, allow Fifth Third Bank, the “New Lender“) to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and each Existing Lender’s assignment of its Maximum Credit Amount and Commitment to the extent effected by the reallocation contemplated hereby. On the Fifth Amendment Effective Date and after giving effect to such reallocations, (a) the Maximum Credit Amounts and Commitment of each Lender (including the New Lender) shall be as set forth on Annex I of this Fifth Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto) and (b) the New Lender shall become a party to the Credit Agreement, as amended by this Fifth Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Fifth Amendment, and the other Loan Documents. With respect to such reallocation, each Lender (including the New Lender) shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of an Assignment and Assumption, and on the Fifth Amendment Effective Date, the New Lender and the other Lenders shall be deemed to have entered into an Assignment and Assumption pursuant to which (i) the New Lender shall be the “Assignee”, (ii) the other Lenders shall be the “Assignor” and (iii) the term “Effective Date” shall be the “Fifth Amendment Effective Date” as defined herein. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment and Assumption shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Fifth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. If on the Fifth Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

3.2    Borrowing Base Increase. For the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $950,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time to the extent required by Section 2.07(e), Section 2.07(f), Section 8.13(c), Section 9.12(d) or Section 9.12(e). For avoidance of doubt, this Borrowing Base increase shall constitute an Interim Redetermination elected by the Borrower.

Section 4.    Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fifth Amendment Effective Date”):

4.1    The Administrative Agent shall have received from the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.
4.2    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that Legacy Reserves Operating LP has consummated the Acquisitions, substantially in accordance with the terms of the Anadarko Acquisition Documents or the WGR Acquisition Documents, as applicable.
4.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date (including fees and expenses invoiced by Paul Hastings LLP prior to the Fifth Amendment Effective Date).
4.4    The Administrative Agent shall have received a Reserve Report with respect to the Anadarko Acquisition Properties and the WGR Acquisition Properties prepared by the Borrower as of July 1, 2015 (such Reserve Report, the “Acquisition Reserve Report”).
4.5    The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent satisfactory title information on at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report and the Acquisition Reserve Report, after giving effect to the Acquisitions.
4.6    The Administrative Agent shall have received duly executed and notarized deeds of trust/mortgages or supplements to existing deeds of trust/mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated in the most recently delivered Reserve Report and the Acquisition Reserve Report, after giving effect to the Acquisitions.
4.7    The Administrative Agent shall have received a duly executed Assumption Agreement (as defined in the Guaranty) from each of Dew Gathering LLC, Pinnacle Gas Treating LLC and Legacy Reserves Energy Services LLC.

4.8    The Administrative Agent shall have received a duly executed supplement to the Pledge Agreement from each of (a) Legacy Reserves Operating LP, pledging its ownership interest in Dew Gathering LLC and Legacy Reserves Energy Services LLC and (b) Dew Gathering LLC, pledging its ownership interest in Pinnacle Gas Treating LLC.
4.9    The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Agreement.
4.10    No Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

4.11    The Administrative Agent shall have received new duly executed Notes payable to Fifth Third Bank, to the extent requested by such Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, dated as of the Fifth Amendment Effective Date.
4.12    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5. Miscellaneous.
5.1    Confirmation.  The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment.
5.3    Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
5.4    No Oral Agreement.  This Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.5    GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability.  Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/James Daniel Westcott
	Name:	James Daniel Westcott
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

DEW GATHERING LLC

By:	/s/James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

PINNACLE GAS TREATING LLC

By:	/s/James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES ENERGY SERVICES LLC

By:	/s/James Daniel Westcott
Name:	James Daniel Westcott
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/Stephanie Harrell
Stephanie Harrell
Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Managing Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/Joseph Scott
Name:	Joseph Scott
Title:	Managing Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/Don J. Mckinnerney
Name:	Don J. Mckinnerney
Title:	Authorized Signatory

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/John Dravenstott
Name:	John Dravenstott
Title:	Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.

By:	/s/Lara Francis
Name:	Lara Francis
Title:	Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice Presient

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE

By:	/s/David Bornstein
Name:	David Bornstein
Title:	Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/Chris Whigham
Name:	Chris Whigham
Title:	Senior Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.

By:	/s/Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/Puiki Lok
Name:	Puiki Lok
Title:	Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.

By:	/s/Frank K. Stowers
Name:	Frank K. Stowers
Title:	Senior Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/Justin Bellamy
Name:	Justin Bellamy
Title:	Director

SIGNATURE PAGE
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Annex I

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	10.00000000%	$150,000,000.00
Bank of America, N.A.	7.63157895%	$114,473,684.21
Compass Bank	7.63157895%	$114,473,684.21
Royal Bank of Canada	7.63157895%	$114,473,684.21
UBS AG, Stamford Branch	7.63157895%	$114,473,684.21
U.S. Bank National Association	7.63157895%	$114,473,684.21
MUFG Union Bank, N.A.	5.86520958%	$87,978,143.74
JPMorgan Chase Bank, N.A.	5.36842105%	$80,526,315.79
The Bank of Nova Scotia	5.36842105%	$80,526,315.79
Credit Agricole Corporate and Investment Bank	4.60016438%	$69,002,465.67
Barclays Bank PLC	4.21052632%	$63,157,894.74
BMO Harris Financing, Inc.	4.21052632%	$63,157,894.74
Citibank, N.A.	4.21052632%	$63,157,894.74
Societe Generale	4.21052632%	$63,157,894.74
KeyBank National Association	3.95567867%	$59,335,180.06
Branch Banking & Trust Company	2.63157895%	$39,473,684.21
Santander Bank, N.A.	2.63157895%	$39,473,684.21
Fifth Third Bank	1.57894737%	$23,684,210.53
West Texas National Bank	1.57894737%	$23,684,210.53
Texas Capital Bank, N.A.	1.42105263%	$21,315,789.47
TOTAL	100.00000000%	$1,500,000,000.00

ANNEX I